FORM OF AMENDMENT TO
INDEMNIFICATION AGREEMENT

This Amendment (this “Amendment”), dated as of _________________, to that certain Indemnification Agreement, dated as of _____________________ (the “Agreement”), is entered into by and between Archrock, Inc. (formerly, Exterran Holdings, Inc.), a Delaware corporation (the “Company”), and _____________________ (the “Indemnitee”). The Company and the Indemnitee are each referred to herein as a “Party,” and collectively as, the “Parties.” Defined terms used but not defined herein have the meaning given to them in the Agreement.
WHEREAS, the Company has agreed to obligate itself to indemnify Indemnitee to the fullest extent permitted by applicable law and the Indemnitee has agreed to continue to serve for and on behalf of the Company in connection with this indemnification;
WHEREAS, pursuant to the Certificate of Amendment of Certificate of Incorporation of Exterran Holdings, Inc. filed by the Company with the State of Delaware on November 3, 2015, the Company changed its name to “Archrock, Inc.”;
WHEREAS, pursuant to the Certificate of Amendment of Certificate of Limited Partnership of Exterran Partners, L.P. filed by the Partnership with the State of Delaware on November 3, 2015, the Partnership changed its name to “Archrock Partners, L.P.”; and
WHEREAS, the Parties desire to amend the Agreement as set forth herein in accordance with Section 21 thereof.
NOW THEREFORE, in consideration of the premises of this Amendment and the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:
1.Amendment of Certain Terms. All references to “Exterran Holdings, Inc.” in the Agreement shall be replaced with “Archrock, Inc.” effective as of 11:59 pm Eastern Time on November 3, 2015.

2.Amendment of Section 20(g). Section 20(g) of the Agreement is amended and restated in its entirety as follows effective as of 11:59 pm Eastern Time on November 3, 2015:

(g)    “Partnership” shall mean Archrock Partners, L.P. (formerly named (i) Exterran Partners, L.P. and (ii) Universal Compression Partners, L.P.).
3.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

4.Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. Any signature delivered by a Party by facsimile transmission or electronically shall be deemed an original signature.

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5.Integration with Agreement. This Amendment shall be and hereby is incorporated into and forms a part of the Agreement. Except as expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

[signature page follows]

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IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment as of the date first written above.
ARCHROCK, INC.

By:
Name:
Title:

[NAME]

(Signature)

Address:

[Signature Page to Amendment to Indemnification Agreement]

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